SUPPLEMENT DATED JULY 7, 2008 TO THE PROSPECTUSES
                    OF EACH OF THE FOLLOWING SELIGMAN FUNDS:

                 Prospectuses, each dated February 1, 2008, for
  Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc.,
   Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, and Seligman TargetHorizon ETF
                                Portfolios, Inc.

                   Prospectuses, each dated March 3, 2008, for
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

                    Prospectuses, each dated May 1, 2008, for
  Seligman Asset Allocation Series, Inc., Seligman Cash Management Fund, Inc.,
     Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc.,
    Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Lasalle Real Estate Fund Series, Inc., Seligman Portfolios, Inc.,
        Seligman Value Fund Series, Inc, and Tri-Continental Corporation
                          (collectively, the "Funds").


On July 7, 2008, Ameriprise Financial, Inc. ("Ameriprise") announced an agreement to acquire J. & W. Seligman & Co. Incorporated (the "Manager"), the manager of each of the Funds, in a transaction that is likely to close in the fourth quarter of 2008.

Under the Investment Company Act of 1940, consummation of Ameriprise's acquisition of the Manager will result in a change of control of the Manager and an assignment and automatic termination of each Fund's management agreement with the Manager, as well as the sub-advisory agreements relating to those Funds (or series of Funds) that have sub-advisers. The Funds' Boards will be asked to approve new advisory and administration agreements between each Fund and subsidiaries of Ameriprise, and new sub-advisory agreements for the Funds (or series of Funds) that currently have sub-advisers. If approved by the Funds' Boards, the new advisory and sub-advisory agreements will be presented to the shareholders of the Funds for their approval.